Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 3

dated August 8, 2011 to the

Intelligent Life® VUL Prospectus

dated May 1, 2011 and amended July 19, 2011, and the

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2011 and amended July 19, 2011, and the

Intelligent Variable Annuity® Prospectus

dated May 1, 2011 and amended July 19, 2011

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Substitution of Contract value allocated to

the Credit Suisse Trust-Commodity Return Strategy Portfolio.

Effective April 12, 2010, the Credit Suisse Trust-Commodity Return Strategy Portfolio ceased to be available as a Contract Allocation Option for new allocations to the Contracts, including allocations by transfer from other available Contract Allocation Options. At that time, we provided notice of this change via a Contract prospectus supplement and provided information about other Contract Allocation Options and Contract allocation privileges as an aid to Contract Owners wishing to reallocate existing allocations to the Commodity Return Strategy Portfolio to other Contract Allocation Options.

On June 28, 2011, the SEC approved an application from TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), on behalf of the above-referenced Separate Accounts, permitting us to automatically transfer any Contract values remaining in the Credit Suisse Trust-Commodity Return Strategy Portfolio to The Prudential Series Fund-Natural Resources Portfolio Class II Shares (referred to herein as “the Substitution”). We provided affected Contract Owners with written notice of the Substitution and their rights thereunder by letter dated June 20, 2011. We executed this Substitution on July 22, 2011 at which time all Contract value allocated to the Commodity Return Strategy Portfolio was allocated to the Natural Resources Portfolio. This Contract prospectus Supplement removes all Contract references to the Credit Suisse Trust-Commodity Return Strategy Portfolio from the Contract prospectus. The Substitution did not result in any Contract charges and did not affect any Contract limitations upon transfers between and among Contract Allocation Options.

If Contract Owners affected by the Substitution do not want their substituted Commodity Return Strategy Portfolio Contract value to remain in the Natural Resources Portfolio, until August 21, 2011 such Owners may reallocate Contract value in the Natural Resources Portfolio to any other Contract Allocation Option without the transfer resulting in any Contract charges or affecting any limitations upon transfers between and among Contract Allocation Options. Thereafter, such Contract Owners may continue to reallocate any Contract value among Contract Allocation options, but Contract charges and limitations may apply. Contract Owners not affected by the Substitution remain subject to Contract provisions regarding transfer charges and limitations.

A13114 (08/11)